UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 1, 2013

INTEGRATED ELECTRIC SYSTEMS CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54667	20-8624019
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16133 Ventura Blvd, Suite 700, Encino, CA		91436
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (818) 995-9107

Raider Ventures Inc.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective April 1, 2013, our company changed its name from “Raider Ventures Inc.” to “Integrated Electric Systems Corp.”, by way of a merger with our company’s wholly-owned subsidiary Integrated Electric Systems Corp., which was formed solely for the change of name.

Item 7.01 Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening of trading on April 1, 2013 under our company’s new symbol “ISSP”.  Our new CUSIP number is 45824X106.

Item 9.01 Financial Statements and Exhibits

3.01 Articles of Merger

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ELECTRIC SYSTEMS CORP.

/s/ Larry Segal
Larry Segal
President and Director

Date: April 2, 2013